UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 21, 2024

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YYAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This amendment No. 1 to Form 8-K amends our Form 8-K dated November 25, 2024, originally filed with the Securities Exchange Commission on November 25, 2024 (the “Original Report”). We filed the Original Report to report, among other disclosures, the completion, on November 21, 2024, of the acquisition of a majority of Yuanyu Enterprise Management Co., Limited (“YYEM”), whereby, among other things, Connexa Sports Technologies Inc., a Delaware corporation (the “Company”) acquired 70% of YYEM in exchange for the issuance of shares of the Company’s common stock, and YYEM became the majority-owned subsidiary of the Company (the “Transaction”).

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Except as provided herein, the disclosures contained in this Current Report on Form 8-K/A have not been updated to reflect events, results or developments that have occurred since the filing of the Original Report. This Current Report on Form 8-K/A should be read in conjunction with the Original Report, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As a result of the acquisition of YYEM, as described in Item 2.01, the registrant is filing (i) the unaudited financial statements of Yuanyu Enterprise Management Co., Limited, as of and for the three months ended and nine months ended October 31, 2024 and 2023, as Exhibit 99.1 to this Current Report, and (ii) the unaudited pro forma combined financial information, as Exhibit 99.2 to this Current Report.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
99.1	Yuanyu Enterprise Management Co., Limited Financial Statements as of and for the Three-Month Period and Nine-Month Ended October 31, 2024 and 2023 (unaudited)
99.2	Connexa Sports Technologies Inc. Unaudited Pro Forma Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: February 6, 2025	By:	/s/ Thomas Tarala
Thomas Tarala Chief Executive Officer